Know all by these present that the undersigned hereby constitutes and appoints each of Michael B. Crutcher, Diane Barhorst, Nelea A.

Absher and Tom Rutledge signing singly, the undersigned's true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of

Brown-Forman Corporation (the "Company"), Forms 3, 4, and 5

in  accordance with Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder;

2. do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete

and execute any such Form 3, 4, or 5, complete and execute

any amendment or amendments thereto, and timely file such

form with the United States Security and Exchange Commission and any stock exchange or similar authority; and 3. take

any other action of any type whatsoever in connection with

the foregoing which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in fact's substitutes, shall lawfully do or cause to be done by virtue of this power and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's responsibilities

to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,4,

and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the forgoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 17th day of March, 2004.

Signature:  /s/ James D. Hanauer